EXHIBIT 10.41

One-Time Credit Card Loan Agreement

CCLA #: 82812

This credit card loan agreement dated August 28, 2012, is between Michael E. Fasci (the card holder/”Lender”) and RedFin Network, Inc. (the card user/”Borrower”).

The intent of this agreement is that Lender will allow Borrower to charge monies only one time in the amount of $24,840.00  (Twenty Four Thousand Eight Hundred Forty Dollars, the “Loan Amount”) on the credit card number listed below owned by Lender:

VISA           Ending in 2221

Lender agrees that the amount loaned shall be charged to Lenders card on August 28, 2012 and August 29, 2012 respectively. (“The Loan Date”).

Borrower agrees to repay said loan on or before September 19, 2012 (“The Loan Due Date”)

Borrower agrees that these monies will be used for the exclusive purpose of the purchase of inventory to fulfill product orders that have been placed with Borrower. These monies will be sent to ICG on August 30, 2012 for POS product purchase.

Borrower agrees that the amount borrowed/charged to credit card will be $13,800 on the 28th and $11,040 on the 29th and shall only be done once.

Repayment of any charges shall be made within 22 calendar days after charges are made and repayment shall be made in full.

As additional consideration for the aforementioned loan of funds by Lender, Borrower shall be entitled to an additional amount of $750 due upon repayment of principal.

Borrower agrees to send/transfer repayment of loan, as well as additional consideration, to Lenders Bank of America account the day before the loan due date (September 18, 2012) so that cleared funds are in Lenders account available for withdrawal on the due date.

Michael E. Fasci
Bank of America
Account # 009472800998

1500 W. Cypress Creek Rd
Suite 411
Fort Lauderdale, Fl 33309
954.769.1335/Fax 954.990.6622
www.RedFinNet.com

Lender shall supply an executed IRS Form W-9 upon the signing of this document.

Agreed to this 28th day of August, 2012.

___________________________
Signed
Michael E. Fasci - Lender

___________________________
Borrower
Jeffrey Schultz - President
RedFin Network, Inc.

1500 W. Cypress Creek Rd
Suite 411
Fort Lauderdale, Fl 33309
954.769.1335/Fax 954.990.6622
www.RedFinNet.com